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                                                                    Exhibit 10.1


                             Demand Promissory Note
                                  (the "Note")

$750,000                                                            July 2, 2001
                                                               Chicago, Illinois

         FOR VALUE RECEIVED, Learncom, Inc., a Nevada corporation (the "Undersigned") promises to pay to the order of The Armand Group, Inc. ("Payee") on DEMAND, the principal sum of SEVEN HUNDRED FIFTY THOUSAND ($750,000), plus interest thereon commencing the date hereof at eight percent (8%) per annum. Accrued interest shall be payable quarterly, beginning on September 30, 2001, and on each December 31, March 31, and June 30 thereafter.

         Interest hereunder shall be computed on the basis of a year consisting of 360 days and charge for the actual number of days within the period for which interest is being charged. Any amount of interest or principal that remains unpaid after it is due shall accrue at a rate per annum equal to twelve percent (12%), beginning on the date such amount becomes due and continuing until such amount is paid.

         The Undersigned shall have the right to prepay the amounts due hereunder, in whole or in part, at any time without premium or penalty.

         All payments made pursuant to the terms of this Note shall, at Payee's option, be applied first to the payment of any fees, expenses or other costs that the Undersigned is obligated to pay hereunder, second to the payment of accrued interest hereunder and the remainder to reduce the unpaid principal amount hereof.

         This note is secured by a lien and security interest pursuant to that certain Security Agreement dated the date hereof (the "Security Agreement") by and between Payee and the Undersigned.

         If an Event of Default (as defined in the Security Agreement) shall occur and be continuing, at the election of the Payee, the unpaid principal sum of this Note, together with all interest thereon, shall immediately become due and payable. The foregoing is not intended to and does not limit Payee's right to make a demand for payment hereunder at any time.

         If any attorney is engaged to collect all or any portion of the amounts due under this Note or to represent Payee in any bankruptcy, reorganization, receivership or other proceeding affecting creditors' rights and involving a claim under this Note, or to represent Payee in any other proceedings whatsoever in connection with this Note, then the Undersigned shall be liable to Payee for all reasonable attorney's fees, costs and expenses in connection therewith, in addition to all other amounts due hereunder.

         The Undersigned hereby waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note. The Undersigned hereby consents to every extension of time, renewal, waiver or modification that may be granted by Payee with respect to the payment or other provisions of this Note or any part hereof, with or without substitution, and agrees that additional makers or guarantors or endorsers may become parties hereto without notice to the Undersigned, and without affecting the liability of the Undersigned hereunder.

         No delay or omission on the part of Payee in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no singular or partial exercise of any right or remedy shall preclude any other further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or partial exercise shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

         In the event that any provision of this Note is deemed to be invalid by reason of the operation of any law, this Note shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.


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        This note shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of Payee and the Undersigned.

         This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

         The validity and interpretation of this Note shall be governed by the substantive laws of the State of Illinois, notwithstanding any choice of law conflicts.

         IN WITNESS WHEREOF, THE Undersigned has executed this Note on the day and year first above written.



                                                            LEARNCOME, INC., A
                                                            Nevada Corporation




                                                            By: /s/ Lloyd Singer
                                                                ----------------
                                                                Lloyd Singer
                                                                President


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